POVERTY DIGNIFIED

WRITTEN CONSENT OF CEO AND
CHARIMAN OF THE BOARD OF DIRECTORS

The undersigned, being The CEO and Chairman of The Board of Directors of Poverty Dignified, Inc., a Nevada corporation (the "Corporation") does hereby agree to the adoption of the following resolution and the taking of actions contemplated thereby as of the date set forth below:

RESOLVED, that the corporation, a related party of My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company is aware of the obligations of My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company. It has further been resolved that Poverty Dignified Incorporated (Incorporated in the State of Nevada) will provide My Power Solutions Incorporated (Incorporated in the Sate of Nevada) External Profit Company with the financial support to meet its obligations. The financial support will be in the form of providing additional funding, when required, to My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company to meet its obligations. This resolution will remain in place until such time that the current assets of My Power Solutions Incorporated (Incorporated int the State of Nevada) External Profit Company exceeds its current liabilities; and

RESOLVED, that the Corporations and its executive officer are hereby authorized and empowered to take any and all actions, make any and all filings, and prepare any and all documents as may be necessary or appropriate in order to effectuate the intent and purposes of the foregoing resolution.

IN WITNESS WHEREOF, the undersigned have hereunto set their signatures this 1st day of November, 2017.

John K. Lowther

CEO/Chariman of The Board of Directors
Title

10617 Kettering Drive, Ste 219
Charlotte, NC 28226
UNITED STATES
719.761.1869
www.POVERTYDIGNIFIED.com

20 October 2017

The Directors

My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company

Dear Sirs,

Letter of support

- We, Poverty Dignified Incorporated (Incorporated in the State of Nevada), a related party of My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company, are aware of the obligations of My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company.
- It has been resolved that Poverty Dignified Incorporated (Incorporated in the State of Nevada) will provide My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company with the financial support to meet its obligations.
- The financial support will be in the form of providing additional funding, when required, to My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company to meet its obligations.
- The above will remain in place until such time that the current assets of My Power Solutions Incorporated (Incorporated in the State of Nevada) External Profit Company exceeds its current liabilities.

SIGNED by Poverty Dignified Incorporated (Incorporated in the State of Nevada) at 7:30AM

on 11-1-17

DIRECTOR .... CFO

Being duly authorised hereto by a resolution of the directors passed on 11-1-17, a certified copy of which is attached to this document.